UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2026

GREENLAND ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Texas	333-291171	39-4828593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 East Bayaud Avenue, Suite 400
Denver, Colorado 80209

Registrant’s telephone number, including area code: (918) 361-7000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GLND	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	GLNDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 under the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On July 3, 2026, the Board of Directors (the “Board”) of Greenland Energy Company, a Texas corporation (the “Company”), approved the designation of Mr. Roderick McIllree with the board-level title of “Managing Director” of the Company, effective as of July 3, 2026. The designation is not an appointment as an officer or employee of the Company under Article V of the Company’s Amended & Restated Bylaws or under the Texas Business Organizations Code (the “TBOC”).

In his capacity as Managing Director, Mr. McIllree will provide Board-level strategic oversight and direction with respect to the Company’s activities in Greenland, with a primary focus on permitting, regulatory engagement and stakeholder relations in support of the Company’s planned exploration program at the Jameson Land Basin project in East Greenland (the “Jameson Project”). Mr. McIllree will serve as the Board’s principal point of contact for the Company’s interactions with Greenlandic authorities and local stakeholders, including with respect to the Environmental Impact Assessment, Social Impact Assessment, field activities application and drilling permit processes, which the Company intends to conduct in accordance with, and with respect for, applicable Greenland regulations.

Mr. McIllree currently serves as an independent, non-employee member of the Board. The Board has determined that Mr. McIllree’s designation as Managing Director (a) does not constitute an appointment as an “officer” of the Company within the meaning of Article V of the Company’s Amended & Restated Bylaws, Section 1.002(61) of the TBOC, or Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (b) does not establish an employment relationship between Mr. McIllree and the Company, (c) does not affect Mr. McIllree’s status as an “independent director” under Rule 10A-3 of the Exchange Act and applicable stock exchange listing standards, including NASDAQ Listing Rule 5605(a)(2), and (d) does not disqualify Mr. McIllree from service on any committee of the Board for which independence is required. Mr. McIllree will not receive any salary, wages, or other employee compensation in connection with his designation as Managing Director; any compensation paid to Mr. McIllree in connection with his service in such capacity will be paid solely in the form of director fees or other non-employee director compensation as approved by the Board or an authorized committee thereof.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2026	GREENLAND ENERGY COMPANY

	By:	/s/ Larry G. Swets, Jr.
	Name:	Larry G. Swets, Jr.
	Title:	Chairman of the Board

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